UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2012 (August 23, 2012)

ALIMERA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On August 23, 2012, the audit committee of the board of directors of Alimera Sciences, Inc. (the “Company”) dismissed Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Company and its subsidiaries, effective as of August 23, 2012.

Deloitte’s report on the Company’s financial statements for the fiscal years ended December 31, 2011 and 2010 contained an explanatory paragraph regarding the Company’s ability to continue as a going concern. Other than such statement, no report of Deloitte on the financial statements of the Company for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through August 23, 2012, there have been no disagreement(s) with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements.

The Company provided to Deloitte the disclosure contained in this Current Report on Form 8-K and requested Deloitte to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16.1.

(b) On August 23, 2012, the audit committee of the Company’s board of directors approved the Company’s engagement of Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm for the Company and its subsidiaries, subject to Grant Thornton’s acceptance of such engagement. On August 27, 2012, the Company formally engaged Grant Thornton as its independent registered public accounting firm.

During the years ended December 31, 2011 and 2010 and through August 23, 2012, neither the Company nor anyone on its behalf consulted Grant Thornton regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP, dated August 28, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

By:	/s/ RICHARD S. EISWIRTH, JR.
	Name:	Richard S. Eiswirth, Jr.
	Title:	Chief Operating Officer and Chief Financial Officer

Dated: August 28, 2012